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                                                                    EXHIBIT 10.8

                                 AMENDMENT NO. 1
                   TO AMTC CORPORATION STOCK OPTION AGREEMENT

         This Agreement is entered into as of February 18, 2000, between David
P. Cook ("Cook") and ZixIt Corporation, a Texas corporation ("ZixIt"). Reference is made to that certain AMTC Corporation Stock Option Agreement, effective as of April 29, 1998, between Cook and ZixIt (the "Cook Option").

1.       Amendments.  The Cook Option is amended as follows:

         o        Delete 4,254,627 from Section 1 and substitute in its place
                  4,000,000.

         o        Delete 531,831 from Section 2 and substitute in its place
                  277,204.

         o        Delete clause (d) and renumber existing clause (e) as clause
                  (d) in Section 3. Delete the second paragraph of Section 3.

         o Amend the first sentence of Annex A of the Cook Option to read as follows: "At any time prior to the seventh anniversary of the date hereof, the Optionee shall be entitled to make up to four demands (but not more than one per calendar year) to the Company to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of the Shares (provided that the Shares proposed to be sold by the Optionee represent, in the aggregate, more than 15% of the total number of Shares)."

2. No Other Changes. Other than as provided herein, the Cook Option shall remain in full force and effect.

         Executed on the dates set forth below, to be effective as of the date first set forth above.

                                                   ZIXIT CORPORATION

                                                   By: /s/ Steve M. York
                                                      --------------------------
                                                      Steve M. York,
                                                      Senior Vice President

                                                   Date: 2/18/00
                                                        ------------------------

                                                   /s/ David P. Cook
                                                   -----------------------------
                                                   David P. Cook

                                                   Date: 2/18/00
                                                        ------------------------

                                                   /s/ Cheryl G. Cook
                                                   -----------------------------
                                                   Cheryl G. Cook

                                                   Date: 2/18/00
                                                        ------------------------